UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

Invesco Real Estate Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-254931	82-2188696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Ross Avenue

Suite 3400

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 715-8400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2022, Invesco Real Estate Income Trust Inc. (the “Company”), Invesco REIT Operating Partnership LP (the “Operating Partnership”), and Invesco Advisers, Inc. (the “Adviser”) entered into an amendment (the “Amendment”) to the Amended and Restated Advisory Agreement, dated July 14, 2021, by and among the Company, the Operating Partnership and the Adviser (the “Advisory Agreement”).

Under the Advisory Agreement, the Adviser agreed to advance the Company’s and Operating Partnership’s (1) organization and offering expenses (other than upfront selling commissions, dealer manager fees and ongoing stockholder servicing fees) incurred through the earlier of (a) the date that the Company’s NAV reaches $1.0 billion and (b) December 31, 2022, and (2) operating expenses through December 31, 2021. The Amendment revises the payment terms of the reimbursement by the Company to the Adviser of these advanced expenses. Under the revised payment terms, the Company will reimburse the Adviser for such advanced organization and offering expenses ratably over 60 months following the earlier of (1) the date our NAV reaches $1.0 billion and (2) December 31, 2023. In January 2022, the Company began reimbursing the Adviser the advanced operating expenses ratably over 60 months. Under the revised terms, the Company will not make further repayment of advanced operating expenses from September 30, 2022, until the earlier of (1) the date that our NAV reaches $1.0 billion and (2) December 31, 2023.

The summary of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1

Amendment No. 1 to the Amended and Restated Advisory Agreement, dated October 31, 2022, by and among Invesco Real Estate Income Trust Inc., Invesco REIT Operating Partnership LP and Invesco Advisers, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XRBL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Real Estate Income Trust Inc.

By:	/s/ R. Lee Phegley, Jr.
R. Lee Phegley, Jr.
Chief Financial Officer

Date: November 2, 2022